Filed Pursuant to 497(a)

File No 333-218596

Rule 482ad

KCAP Financial, Inc. Prices Public Offering of $50 Million of 6.125% Notes Due 2022

NEW YORK, August 8, 2017 (GLOBE NEWSWIRE) – KCAP Financial, Inc. (Nasdaq: KCAP) (the “Company” or “KCAP”) today announced the pricing of its public offering of $50.0 million in aggregate principal amount of its 6.125% notes due 2022 (the “Notes”).

The Notes will mature on September 30, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after September 30, 2019. The Notes will bear interest at a rate of 6.125% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning September 30, 2017. The Company has also granted the underwriters a 30-day option to purchase up to an additional $7.5 million in aggregate principal amount of Notes to cover over-allotments, if any.

The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about August 14, 2017. The Company intends to apply to list the Notes on the NASDAQ Global Select Market under the trading symbol “KCAPL,” and if the application is approved, expects trading in the Notes to begin within 30 days from the original issue date.

KCAP intends to use the net proceeds of this offering for general corporate purposes, which includes investing in portfolio companies and collateralized loan obligation funds in accordance with its investment objective and strategies.

Keefe, Bruyette & Woods, A Stifel Company, Janney Montgomery Scott LLC and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), are acting as joint book-running managers for this offering. BB&T Capital Markets, a division of BB&T Securities, LLC, and Wunderlich Securities, Inc. are acting as co-managers for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 Seventh Avenue, Fourth Floor, New York, NY 10019 (telephone number 1-800-966-1559); Janney Montgomery Scott LLC, Attn: Syndicate Department, 1717 Arch Street, Philadelphia, PA 19103, or by emailing prospectus@janney.com; or Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 277 Park Ave, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541).

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The preliminary prospectus supplement, dated August 8, 2017, and accompanying prospectus, dated July 21, 2017, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

About KCAP Financial, Inc.

KCAP Financial, Inc. is a publicly traded, internally managed business development company. The Company’s middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. The Company’s wholly owned portfolio companies, Trimaran Advisors, L.L.C. and Katonah Debt Advisors, L.L.C. and related entities, manage collateralized debt obligation funds that invest in broadly syndicated corporate term loans, high-yield bonds and other credit instruments.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to KCAP Financial Inc.'s securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of KCAP Financial, Inc., including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in KCAP Financial, Inc.’s prospectus supplement and accompanying prospectus. KCAP Financial, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Contact:

Ted Gilpin

gilpin@kcapinc.com

(212) 455-8300

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